UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Sport-Haley, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF SPORT-HALEY, INC.

to be held February 21, 2008

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Sport-Haley, Inc. will be held at the Company’s offices, 4600 E. 48th Avenue, Denver, Colorado 80216 on Thursday, February 21, 2008, at 11:00 a.m., Mountain Time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.                                       To elect five directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

2.                                       To ratify the appointment of Gordon Hughes & Banks LLP as independent registered public accountants for the Company for the 2008 fiscal year;

3.                                       To approve the Sport-Haley, Inc. 2008 Stock Option Plan; and

3.                                       To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 8, 2008, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof.  A complete list of the shareholders entitled to vote at the meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting at Sport-Haley, Inc., 4600 E. 48th Avenue, Denver, Colorado  80216, during normal business hours.

A proxy statement which describes the formal business to be conducted at the annual meeting is attached to this Notice.

By Order of the Board of Directors,

January 18, 2008	/s/ Patrick W. Hurley
Patrick W. Hurley, Corporate Secretary and Chief Financial Officer

IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.  NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

SPORT-HALEY, INC.

4600 E. 48TH AVENUE

DENVER, COLORADO  80216

PROXY STATEMENT

Relating to the Annual Meeting

of Shareholders to be held February 21, 2008

GENERAL

The enclosed proxy is solicited by the Board of Directors of Sport-Haley, Inc. (hereinafter referred to as the “Company” or “Sport-Haley” or “we”) for use at the annual meeting of shareholders to be held at the offices of Sport-Haley, Inc., 4600 E. 48th Avenue, Denver, Colorado 80216 on Thursday, February 21, 2008, at 11:00 a.m., Mountain Time, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.  This proxy statement and the form of proxy will be mailed to shareholders on or about January 18, 2008.

The record date with respect to this solicitation is January 8, 2008.  All holders of record of common stock of Sport-Haley, Inc. as of the close of business on that date are entitled to vote at the meeting.  As of the record date, the Company had 2,284,490 shares of common stock outstanding.  Each share of common stock is entitled to one vote.  A majority of the votes entitled to be cast constitutes a quorum.  If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action.  In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected.  Abstentions and broker non-votes are not counted in the calculation of the vote.

A proxy may be revoked by the shareholder at any time prior to its being voted.  If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder, unless it is received in such form as to render it invalid.  If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors.

As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are held confidential by the Company.  Such documents are available for examination only by the inspectors of election, none of whom is an employee of the Company, and certain employees associated with tabulation of the vote.  The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

The cost of this solicitation will be borne by the Company.  Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation.  Proxies may be solicited personally or by mail, facsimile or telephone.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Under the securities laws of the United States, our directors, executive officers, and any persons holding more than ten percent of our Common Stock are required to report their initial ownership of Common Stock and other equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and Sport-Haley.  Specific due dates for these reports have been established and we are required to disclose in this proxy statement any failure to file, or late filing, of such reports with respect to the period ended June 30, 2007.  Based solely on our review of the reports furnished to us and written representations that no other reports were required during fiscal 2007, our officers, directors and beneficial owners of more than ten percent of its Common Stock complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We adopted a written policy that requires Board approval by a disinterested majority of the directors voting for any transaction in which one of our directors, nominees for director, executive officers or greater than five percent stockholders, or their immediate family members, have a material interest.  All of our directors and executive officers are required at all times, but not less than annually, to disclose all relationships they have with companies or individuals that have conducted business with, or had an interest in, our Company. Our executive officers monitor our operations, giving consideration to the disclosed relationships, and refer potential transactions to the Board of Directors for approval.  The Board of Directors considers a related party transaction for its potential economic benefit to us, to ensure the transaction is, among other things, on terms no less favorable to us than those involving unrelated parties, in accordance with our policies and procedures, and that it is properly disclosed in our reports to shareholders.

Other than the employment arrangements described elsewhere in this report and the transactions described below, during the 2007 fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•              in which the amount involved exceeds $120,000; and,

•                                          in which any director, nominee for director, executive officer, shareholder which beneficially owns five percent or more of our common stock or any member of their immediate family members, had or will have a direct or indirect material interest.

We have determined that all of our directors, except Donald W. Jewell, are independent within applicable rules of The Nasdaq Stock Market® (“Nasdaq Rules”).  Therefore, a majority of our Board of Directors, and each member of the Audit, Compensation and Nominating Committees, are independent within applicable Nasdaq rules.  Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3.

ANNUAL REPORT

We are sending the Annual Report to Shareholders for the fiscal year ended June 30, 2007 (“fiscal 2007”) to all shareholders with this proxy statement.  The Annual Report to Shareholders does not form any part of the material for the solicitation of any proxy.  The Annual Report to Shareholders contains our Annual Report on Form 10-K for the year ended June 30, 2007, as filed with the Securities and Exchange Commission.  Because our Quarterly Report on Form 10-Q for the period ended September 30, 2007 was filed on November 14, 2007 and our Quarterly Report on Form 10-Q for the period ended December 31, 2007 is not due to be filed until February 14, 2008, we have not included either Form 10-Q with our Annual Report.  However, additional copies of our Form 10-K and our Form 10-Q for the period ended September 30, 2007, without exhibits, are available without charge to any shareholder of the Company upon written request to the Corporate

Secretary, Sport-Haley, Inc., 4600 E. 48th Avenue, Denver, Colorado  80216.  Our Form 10-K for the year ended June 30, 2007, and the Forms 10-Q for the periods ended September 30, 2007 and December 31, 2007 (when available), with exhibits, can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov.

SHAREHOLDER PROPOSALS FOR THE FISCAL 2008 ANNUAL MEETING

 Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our proxy statement for the Company’s fiscal 2009 annual meeting.  To be eligible for inclusion in the 2009 proxy statement, any such proposals must be delivered in writing to the Corporate Secretary, Sport-Haley, Inc., 4600 East 48th Avenue, Denver, Colorado  80216, no later than September 21, 2008, and must meet the requirements of Rule 14a-8 under the Exchange Act.  The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.  If a shareholder intends to present a proposal for consideration at the fiscal 2009 annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, the SEC rules permit management to vote proxies in its discretion if we receive notice of the proposal before the close of business on December  5, 2008 and advise shareholders in our proxy statement for next year’s annual meeting about the nature of the matter and how our management intends to vote on such matter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Our Board of Directors has implemented a process whereby shareholders may send communications to the Board’s attention.  Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in a writing addressed to Sport-Haley, Inc., 4600 E. 48th Avenue, Denver, CO  80216.  Our Corporate Secretary has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the annual meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders.  However, if any other matters should properly come before the annual meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person or person acting under the proxy.

PROPOSALS TO BE VOTED UPON

I.  ELECTION OF DIRECTORS

Information concerning the five nominees for election as directors is shown below.  If elected, each nominee will serve as director for a one-year term or until his successor is elected and qualified.  All nominees are presently members of the Board of Directors and all nominees have been unanimously nominated to stand for re-election or election, as applicable, by the Nominating Committee of the Board of Directors, which is composed of the four members of the Board of Directors who are considered to be are “independent” directors, within the meaning of the applicable listing standards of The Nasdaq Stock Market® (the “Nasdaq Rules”).  In December 2006, the Board of Directors approved a resolution increasing the number of directors to six.  The Nominating Committee has not nominated a candidate to fill the one open directorship.  The Nominating Committee and the Board of Directors knows of no reason why any nominee would be unable to serve as a director.  If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy. If the following nominees are approved, the Board will continue to be composed solely of independent, outside directors, except for Mr. Jewell, who is an employee and executive officer.

Name	Age	Capacities in Which Served

Ronald J. Norick (1)(2)(3)(4)	66	Chairman of the Board (non-employee position)

Mark J. Stevenson (1)(2)(3)(4)	69	Non-Employee Director

James R. TenBrook (1)(3)(4)	60	Non-Employee Director

Donald W. Jewell	57	Chief Executive Officer, President, Director

William O. Johnstone (1)(3)(4)	60	Non-Employee Director

(1)   Member of the Audit Committee.

(2)   Member of the Compensation Committee.

(3)   Member of the Nominating Committee.

(4)   The Board of Directors has determined that this director or nominee is independent pursuant to the applicable Nasdaq Rules.

Ronald J. Norick has been a director of Sport-Haley since November 1993. In October 2004, subsequent to the death of Robert G. Tomlinson, Mr. Norick was appointed by the Board of Directors to fill the newly-created non-officer position of Chairman of the Board.  Mr. Norick also serves on the Compensation and Nominating Committees and served on the Audit Committee until February 2007.  From April 1987 until April 1998, Mr. Norick served as the elected Mayor of the City of Oklahoma City, Oklahoma. From 1960 to 1992, Mr. Norick served in various capacities, including serving as president from 1981 to 1992, of a closely-held printing company, which was acquired by Reynolds & Reynolds in June 1992. Mr. Norick serves on a number of civic, community, educational, corporate and public boards, commissions and committees.  Mr. Norick is a director of BancFirst Corporation, a publicly-held banking corporation based in Oklahoma City, Oklahoma.  Mr. Norick also serves as controlling manager of Norick Investments Company LLC, a family-owned limited liability company, which is engaged in investments.

Mark J. Stevenson has been a Director since November 1993.  Mr. Stevenson serves on the Audit Committee, the Compensation Committee (as its Chairman) and the Nominating Committee.  Mr. Stevenson served as president and chief executive officer of Zenodata Corporation, a Colorado based financial services software company, from March 2001 until his retirement in April 2005.  In May 2005, Zenodata Corporation made an assignment for the benefit of creditors.  Mr. Stevenson held the positions of chairman of the board, president and chief executive officer of Electronic Manufacturing Systems, Longmont, Colorado, a contract manufacturer serving the computer, data storage, telecommunications and medical equipment industries, from June 1994 until that company was merged into E-M-Solutions in January 1999.  At that time, Mr. Stevenson was appointed executive chairman and chairman of the board of E-M-Solutions, which filed for bankruptcy protection in the Northern District of California in approximately November 2001 and was immediately purchased by Sanmina/SCI.  From 1992 to 1994, Mr. Stevenson served as chairman of the board for Micro Insurance Software, Inc., Boulder, Colorado, a manufacturer of computer software oriented to the insurance industry. Mr. Stevenson served on the Colorado Governor’s Commission on Science and Technology for five years ending in 2004 and currently serves on the Advisory Council of the University of Colorado Deming Center for Entrepreneurship.  Mr. Stevenson formerly served as chairman of the American Electronics Association, the nation’s largest high technology trade association.

James R. TenBrook, CPA has been a Director since March 2004.  Mr. TenBrook has served as the Chairman of the Audit Committee since March 2004 and also serves on the Nominating Committee.  Mr. TenBrook is the president and a shareholder of Karsh Consulting, P.C. of Denver, Colorado, has been a certified public accountant since 1973, received his personal financial specialist certification in 1994 and is a certified valuation analyst.  Mr. TenBrook’s practice consists primarily of litigation support, tax and estate planning.  Mr. TenBrook is a member of the Colorado Society of Certified Public Accountants (“CSCPA”), served on the CSCPA’s board of directors from 1996-1999 and served on the CSCPA Personal Financial Planning Committee from 1991-1994 (serving as Chairman of the Committee in 1993 and 1994). Mr. TenBrook is also a member of the American Institute of Certified Public Accountants.  Karsh Consulting, P.C. has performed income tax services for several years for our our current Chief Executive Officer and President, our former Chief Executive Officer and an entity related to our former Chairman. The fees paid to Mr. TenBrook’s firm for these tax services have not exceeded $8,000 per year in the aggregate.  While services rendered by the Karsh Consulting P.C. result in some pecuniary benefit to Mr. TenBrook, which is difficult to quantify, Mr. TenBrook believes that the direct compensation to him as a result of these engagements has been less than $1,000 per year.  We believe that Mr. TenBrook nevertheless meets the definition of independence under both SEC and Nasdaq Rules.

Donald W. Jewell is our Chief Executive Officer and President and has served as Director since February 2007.  He was appointed in October 2004 to serve as our Interim Chief Executive Officer.  Mr. Jewell was appointed in April 2005 to serve as our President and has served as our Senior Vice President since February 1, 2001.  Mr. Jewell served as President for a term consistent with that of his service as our Interim Chief Executive Officer.  In September 2006, we appointed Mr. Jewell as our permanent Chief Executive Officer, and he no longer serves as our Senior Vice President.  From 1996 until joining us, Mr. Jewell was the founder, president and director of Jewell Apparel Group, a Canadian distributor of premium and mid-priced men’s golf apparel.  Mr. Jewell began designing, sourcing and marketing men’s apparel in 1993 while serving as the president and chief executive officer of Jewell-Rung International Men’s Fashion, positions that he held from 1980 to 1996.

William O. Johnstone has served as a Director since February 2007.  Mr. Johnstone is the Manager and Chief Executive Officer of Council Oaks Partners, LLC, a private equity firm in Oklahoma City, Oklahoma.  Mr. Johnstone is a director and Vice Chairman of BancFirst Corporation, a publicly-traded banking corporation based in Oklahoma City, of which Mr. Norick is also a director.  Council Oaks Partners, LLC is a subsidiary of BancFirst Corporation.  Mr. Johnstone is also the Chief Executive Officer of Council Oak Investment Corporation and Council Oak Real

Estate, Inc., both of which are subsidiaries of BancFirst.  From 1996 to 2001, he served as Chairman and Co-Chief Executive Officer of C-Teq, Inc., a company that provided data processing services to financial institutions.  From 1985 until 1996, Mr. Johnstone served as President and Chairman of the Board of City Bankshares, Inc. and its subsidiary, City Bank & Trust, Oklahoma City, Oklahoma.

Pending or Threatened Legal Proceedings Involving Officers, Directors and Nominees

There are no pending or, to our knowledge, threatened material legal proceedings to which any director, director nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, nominee, officer, affiliate of the Company, or security holder is a party adverse to us or our subsidiary or has a material interest adverse to us or our subsidiary.

Committees of the Board

The Board of Directors has delegated certain of its authority to an Audit Committee, a Compensation Committee and a Nominating Committee.  The Audit Committee is comprised of Messrs. TenBrook, Stevenson and Johnstone.  The Compensation Committee is comprised of Messrs. Stevenson and Norick (Mr. Everest resigned as a Director and Audit Committee member in October 2007). The Nominating Committee is comprised of Messrs. Norick, TenBrook, Stevenson and Johnstone (Mr. Everest resigned in October 2007).  Mr. TenBrook serves as Chairman of the Audit Committee and Mr. Stevenson serves as Chairman of the Compensation Committee.  We have determined that each member of the Audit Committee, Compensation Committee and Nominating Committee qualifies as an “independent” director under the applicable Nasdaq Rules.  In addition, the current Audit Committee members meet the audit committee independence standards set forth in SEC Rule 10A-3.  None of the persons serving on these three committees, nor any family member of such persons, is a former or current officer or employee of the Company or any current or former subsidiaries.

Audit Committee.

Our Board of Directors adopted an Audit Committee Charter effective June 9, 2000, and an Amended and Restated Audit Committee Charter effective January 1, 2004, which describes the Audit Committee’s roles and responsibilities.  The Amended and Restated Audit Committee Charter was attached as an Appendix to our proxy statement that was filed with the SEC on January 19, 2007.  The Audit Committee members have regularly reviewed and will continue to review the content and adequacy of the charter on at least an annual basis.  The function of the Audit Committee is to review and approve the scope of audit procedures employed and to review and approve the audit reports rendered by our independent auditors and to approve the audit fee charged by the independent auditors.  In addition, pursuant to the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, the audit committee is responsible for, among other things, pre-approving all audit and non-audit services performed by the independent auditors, approving the engagement of the auditors and receiving certain reports from the independent auditors prior to the filing of the audit report. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.  The Audit Committee appointed James R. TenBrook as the Chairman of the Audit Committee.  The Audit Committee held four formal meetings during fiscal 2007.  Each of the members of the Audit Committee attended all of the meetings held during fiscal 2007.

We have determined that the Chairman of the Audit Committee, Mr. TenBrook, meets the criteria for an Audit Committee Financial Expert under applicable SEC Rules and all three members meet the requirements for independence under applicable Nasdaq Rules and SEC Rule 10A-3.

Our Audit Committee implemented procedures for the pre-approval of audit and non-audit services performed by our independent auditors.  The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to assure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation.  The Audit Committee approved all audit and non-audit services provided by Gordon, Hughes & Banks, LLP during fiscal year 2007.

See the “Audit Committee Report” to the Board of Directors, below.

Compensation Committee.

The primary function of the Compensation Committee is to review and make recommendations to our Board of Directors with respect to the compensation, including bonuses, of our officers and to administer our Option Plan. The Compensation Committee held two formal meetings in fiscal 2007, which all of its members attended.  See “Compensation Committee Report,” below.

Nominating Committee.

Our Nominating Committee is comprised of Messrs. Norick, Stevenson, TenBrook and Johnstone.  Mr. Everest served on the Nominating Committee throughout fiscal 2007 and resigned as a Director and Compensation Committee member in October 2007. The Nominating Committee recommends to the Board the persons to be nominated for election as directors at any meeting of stockholders, develops and recommends to the Board a set of corporate governance principles applicable to the Company and oversees the evaluation of the Board.  The Board has determined that each of the members of the Nominating Committee is “independent,” as that term is defined by applicable Nasdaq Rules.  The Nominating Committee acts pursuant to a written charter, which was approved by the Board on February 10, 2004, a copy of which is attached as an Appendix B to our annual meeting proxy statement filed with the SEC on January 19, 2007.  All of the members of the Nominating Committee met twice during fiscal 2007. The Nominating Committee unanimously voted to nominate for re-election at the annual meeting each of the current directors.  Since forming the Nominating Committee, adopting a formal charter, and adopting nomination procedures, there have been no material changes to the procedures by which security holders may recommend nominees to our Board of Directors.

Shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election.  The qualifications of recommended candidates will be reviewed by the Nominating Committee.  If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in our proxy card for the stockholder meeting at which his or her election is recommended.

Shareholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting their names and background to the Company’s Corporate Secretary, at the address set forth above under “Stockholder Communications,” and such recommendations will be forwarded to the Nominating Committee.  The Nominating Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

The process followed by the Nominating Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and the Board. The Nominating Committee is authorized to retain advisers and consultants and to compensate them for their services. The Nominating Committee has not retained any such advisers or consultants.

Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Nominating Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons.  In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating Committee will apply the criteria which are set forth in Nominating Committee Charter. The criteria for nomination include the candidate’s:

•                                          integrity and honesty,

•                                          ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole,

•                                          background and experience with manufacturing, retailing, operations, finance, marketing or other fields which will complement the talents of the other Board members,

•                                          willingness and capability to take the time to actively participate in Board and Committee meetings and related activities,

•                                          ability to work professionally and effectively with other Board members and Company management,

•                                          availability to remain on the Board long enough to make an effective contribution, and

•                                          absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues; and

•                                          experience with accounting rules and practices.

The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

In September, 2007, the Audit Committee submitted to the Board of Directors the following report:

We have reviewed and discussed with management the Company’s audited financial statements for the year ended June 30, 2007 (the “Fiscal Year 2007 Financial Statements”).

We have discussed with Gordon Hughes & Banks LLP, our independent auditors during fiscal year 2007, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board, and have discussed with the auditors the auditors’ independence.

Based upon the reviews and discussions referred to above, we recommended to the Board of Directors that the Fiscal Year 2007 Financial Statements be included in the Company’s Form 10-K for the year ended June 30, 2007.

Date: September 28, 2007	James R. TenBrook, Chairman
Mark J. Stevenson
William O. Johnstone

Board and Committee Meetings

In fiscal 2007, the Board of Directors held 10 formal meetings. The Audit Committee held four formal meetings in fiscal 2007 and the Compensation Committee and Nominating Committee each held two formal meetings in fiscal 2007.

The Company encourages, but does not require, Board members to attend the annual meeting of shareholders.  All of the directors attended last year’s annual meeting.

Code of Ethics for Directors, Officers and Employees

We have adopted a Code of Ethics for Senior Financial Officers. The Code of Ethics applies to all senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions.  In addition, we adopted a Code of Conduct and Ethics for Directors, Officers and Employees, applicable to directors, officers and all employees.  A copy of these codes may be obtained without charge from the Company by requesting them in writing from the Corporate Secretary, addressed to Sport-Haley, Inc., 4600 E. 48th Avenue, Denver, CO  80216-3215.

Executive Officers and Key Employees

Officers are appointed by and serve at the discretion of the Board of Directors.  Each Director holds office until the next annual meeting of shareholders or until a successor has been duly elected and qualified. All of our officers devote full-time to our business and affairs.

Executive Officers

Donald W. Jewell, age 57, was appointed by our Board of Directors in October 2004 to serve as our Interim Chief Executive Officer.  Mr. Jewell was appointed in April 2005 to serve as our President and has served as our Senior Vice President since February 1, 2001.  Mr. Jewell served as President for a term consistent with that of his service as our Interim Chief Executive Officer. In September 2006, Mr. Jewell agreed to serve as our Chief Executive Officer and President on a permanent basis, and he no longer serves as our Senior Vice President.  Mr. Jewell was elected as a Director in February 2007.  From 1996 until joining us, Mr. Jewell was the founder, president and director of Jewell Apparel Group, a Canadian distributor of premium and mid-priced men’s golf apparel.  Mr. Jewell began designing, sourcing and marketing men’s apparel in 1993 while serving as the president and chief executive officer of Jewell-Rung International Men’s Fashion, positions that he held from 1980 to 1996.

Patrick W. Hurley, age 55, has served as our Secretary and Treasurer since November 1999, as our Controller from November 1999 to August 2006 and as our Chief Financial Officer since December 2000.  Prior to joining us, Mr. Hurley was employed as a senior staff accountant at Saltzman Hamma Nelson Massaro LLP, Denver, Colorado, where among other things, he supervised or participated in the preparation of audited and unaudited financial statements and income tax returns, and provided advice and training for business clients regarding selection and implementation of accounting systems and procedures.  Mr. Hurley is a certified public accountant and received a bachelor of science in accounting in 1991.  Mr. Hurley is also a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants.

Catherine B. Blair, age 57, has served as Vice President of Merchandising/Design since her appointment in May 1996.  Ms. Blair has been part of the Company’s design team since 1992, and was appointed Director of Design in 1995.  Prior to joining Sport-Haley, Ms. Blair has held various design and merchandising positions including Ocean Pacific and private label for the Gap, Ann Taylor and Macy’s.  She has a BFA in fashion design from Stephen’s College in Columbia, Missouri.

Key Employees

George E. (“Tom”) Tomlinson, has served as our Director - Operations and Production since December 1997.  Previously, Mr. Tomlinson served as our warehouse distribution manager from January 1993 until December 1997.  Prior to joining Sport-Haley in 1993, Mr. Tomlinson held various positions in other companies, including purchasing for Bonfils Blood Center.  Mr. Tomlinson is the brother of our former Chairman and Chief Executive Officer, Robert G. Tomlinson, and the uncle of our former Chief Executive Officer and President, Kevin M. Tomlinson.

Barry L. Hyman served as our Eastern Regional Sales Manager from February 2004 to November 2007, when this position was eliminated and Mr. Hyman was terminated without cause.  Mr. Hyman had also served on an interim basis as our Western Regional Sales Manager from December 2005 to February 2006.

Michael D. Doris served as our Western Regional Sales Manager from February 2006 to November 2007, when this position was eliminated and Mr. Doris was terminated without cause.

Steven S. Barr has served as our Managing Director of Sales - Retail Division since November 2006 with responsibilities including identifying, opening and developing new accounts for our Ben Hogan® fashion apparel and Top-Flite® branded apparel within department store, specialty retail store and mass retail store markets.  From May 2006 through October 2006, Mr. Barr provided consulting services to us regarding our management of the Wal-Mart account for our Top-Flite® branded apparel.  From April 2005 through April 2006, Mr. Barr was the vice-president of sales for the men’s private label sportswear division of Oxford Industries, with responsibilities including managing Oxford Industries’ Wal-Mart account and for establishing accounts with other mass retailers.  From 1998 until March 2005, Mr. Barr was employed by Tropical Sportswear International, a leading maker of both private label and branded apparel, serving as sales director and most recently as senior vice president with responsibility for supervising the mass retail division.  Mr. Barr received a bachelor of science degree in accounting in 1984 from Texas Tech University.

Executive Compensation

Compensation Discussion and Analysis

The following discussion and analysis provides information regarding our executive compensation objectives and principles, procedures, practices and decisions, and is provided to help give perspective to the numbers and narratives that follow the tables in this section. This discussion will focus on our objectives, principles, practices and decisions with regard to the compensation of the following three named executive officers (the “NEOs”):

•              Donald W. Jewell — Chief Executive Officer and President

•              Patrick W. Hurley — Chief Financial Officer, Secretary and Treasurer

•              Catherine B. Blair — Vice President — Merchandising/Design

Compensation programs for our NEOs are determined and proposed by our Compensation Committee and are approved by the Board of Directors. None of the NEOs are members of the Compensation Committee or otherwise had any role in determining the compensation for themselves or other NEOs, although the Compensation Committee does receive input from the NEOs when considering adjustments to base salary and other compensation components and the Chief Executive Officer’s recommendations with respect to compensation of the other NEOs. The Compensation Committee conducts an annual review of our executive compensation programs to ensure that they meet the objectives described below. The Compensation Committee relies on its judgment in making compensation decisions after reviewing our performance and evaluating each executive’s performance against established goals, leadership ability and responsibilities, and current compensation arrangements. When setting total compensation for each of the NEOs, the Compensation Committee reviews each NEO’s current compensation, including equity and non-equity based compensation. The Compensation Committee also evaluates through local surveys and human resource publications comparable base and incentive compensation ranges for similar job descriptions.

Executive Compensation Objectives and Overview

The overall objective of our executive compensation program is to create long-term value for our stockholders by attracting and retaining talented executives, rewarding superior operating and financial performance, and aligning the long-term interests of our executives with those of our stockholders. Accordingly, our executive compensation program incorporates the following principles:

•                                          Compensation should be based on individual job responsibility, demonstrated leadership ability, management experience, individual performance and achieving Company financial goals. Employees in positions of leadership and broad responsibility are generally compensated by elements that are linked to our overall performance.

•                                          Compensation should reflect the fair market value of the services received. We believe that a fair and competitive pay package for the NEOs is essential to attract and retain talented executives in key positions.

•                                          Compensation is designed to reward NEOs based on both our short-term and long-term performance. Base salary is tied to individual performance and market conditions for similar positions. Bonuses, if any, are tied to achievement of short-term quantitative performance goals that we believe closely correlate to share value. Long-term performance has historically been rewarded through equity-based awards such as stock options, the value of which depends on future share prices, and the realization of which is contingent on satisfaction of vesting schedules requiring continued service with us.

Elements of Executive Compensation

Our current executive compensation program is based upon four main components, designed to be consistent with our compensation objectives: (1) base salary; (2) annual incentive bonuses; (3) grants of stock options; and, (4) perquisites and other benefits.

The following is a more detailed explanation of the primary components of our executive compensation program.

Base Salary. Base salaries are set initially in each NEO’s respective executive employment agreement, and are reviewed annually by the Compensation Committee. Base salaries serve as the guaranteed cash portion of executive compensation. A base salary is intended to compensate an executive for performing his or her job responsibilities on a day-to-day basis and is intended to reflect that executive’s skill set as well as the market value for that position. The Compensation Committee sets the base pay of the Chief Executive Officer. Base pay for other NEOs is set by the Compensation Committee after reviewing the recommendation of the Chief Executive Officer. Annual adjustments are influenced by growth of our operations, revenues and profitability, individual performance, changes in responsibility and other factors.

Each NEO’s base salary is generally fixed at the time the executive is first hired or is promoted to the executive officer level. In setting the base salary, the Compensation Committee reviews job requirements and performance expectations, and conducts an informal market survey to determine the competitiveness of the base salary. The Compensation Committee reviews base salaries annually and adjustments are made as appropriate to recognize outstanding individual performance, expanded duties, or changes in the competitive marketplace. In fiscal 2007, we increased the base salary of our Chief Executive Officer, Donald W. Jewell, to $325,000, as he was appointed to the position of Chief Executive Officer on a permanent basis. Mr. Jewell also serves as our President and retains responsibility for designing and sourcing our Ben Hogan® men’s fashion apparel. We did not adjust the base salary of any of our other NEOs in 2007.

The base salary for each of the named executive officers during 2007, according to their respective effective employment agreement, was as follows:

Donald W. Jewell	Chief Executive Officer and President	$325,000
Patrick W. Hurley	Chief Financial Officer, Secretary and Treasurer	$125,000
Catherine B. Blair (1)	Vice President — Merchandising/Design	$130,000

(1) In October 2007, we entered into an amended executive employment agreement with Ms. Blair, which provides for an annual salary of $160,000 for our 2008 fiscal year, and $175,000 per year thereafter.

Cash Bonuses. The employment agreements of each of our NEOs contain provisions allowing for annual incentive bonuses, at the discretion of the Compensation Committee, of up to 30% of the executive’s base salary, in accordance with our bonus plan. Each year, depending upon the Company’s annual financial performance and other objectives, a determination is made as to whether an annual bonus is a necessary part of the overall executive compensation package. In those years where it is determined that an annual bonus is required, a bonus serves as the short-term incentive compensation element of the executive compensation program and is intended to provide an incentive for an executive to achieve a high level of corporate and individual performance. The payout of annual bonuses to NEOs is subject to the approval of the Compensation Committee following its review of executives’ performances against the designated corporate and individual performance criteria. No bonuses were awarded to our NEOs in 2007, since key revenue and profit objectives were not achieved. During 2006, we awarded a cash bonus to Mr. Jewell of $50,000 and transferred title in a Company automobile to him (with an estimated fair value of $14,000); we awarded Mr. Hurley a cash bonus of $12,000; and, we awarded Ms. Blair a cash bonus of $3,000.

Long Term Incentives — Stock Options. Historically, we have granted common stock options to our executive officers and directors as a form of long-term incentives. Sport Haley adopted an Amended and Restated Stock Option Plan in 1993 (the “1993 Option Plan”), which expired in February 2003.  The Option Plan provided for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options and stock appreciation rights (“SARs”). Options granted under the 1993 Option Plan typically vested over three years, which provided the recipient some incentive to remain with the Company.

If approved by our shareholders, our “Sport-Haley, Inc. 2008 Stock Option Plan” (the “2008 Option Plan”), which has been adopted by the Board of Directors subject to shareholder approval, will also provide for the granting of incentive and non-qualified stock options and SARs. A more complete description of the principal terms and conditions of the 2008 Stock Option Plan is contained in Proposal III, below.  See also Appendix B.

The 1993 Option Plan is administered by the Compensation Committee. Upon termination of a participant’s employment or consulting relationship with Sport-Haley, all unvested options terminate and are no longer exercisable. Vested options remain exercisable for a specified period of time following the termination date. The length of such an extended exercise period generally ranges from 30 days to one year, depending on the nature and circumstances of the termination.

Each of our NEOs has previously been granted options under the 1993 Option Plan, all of which are currently vested and exercisable. The options granted to our NEOs under the Option Plan will expire, based upon the date of their issuance, from January 2010 through February 2012. The Compensation Committee did not utilize a specific formula as the basis for granting awards under our Option Plan. No options could be granted under the Option Plan subsequent to February 28, 2003, when the Option Plan expired by its terms. Thus, no options were granted to our NEOs or directors during 2007.

Options granted pursuant to the 1993 Option Plan prior to its expiration remain exercisable according to the terms of their issuance. All of the options previously granted under the 1993 Option Plan are now fully vested. The exercise price of each incentive option granted under the 1993 Option Plan must have been at least equal to the fair market value of the common stock of

Sport-Haley on the date of grant. In the case of an optionee who owned stock possessing more than ten percent of the total combined voting power of all classes of stock of Sport Haley (“ten percent owner”), the exercise price of incentive options could not be less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all non-qualified stock options granted under the Option Plan was determined by the Compensation Committee, but could not be less than 85% of the fair market value of the Common Stock.

Under our proposed 2008 Option Plan, the exercise price of incentive and non-qualified options cannot be less than 100% of the fair market value of the underlying Common Stock on the date of grant.  Further, incentive options grated to ten percent owners must be granted at 110% of the fair market value of the common stock and can have a term not exceeding five years.

As of December 31, 2007, a total of 586,000 non-qualified options were outstanding, with exercise prices ranging from $2.71 to $9.78 per share and a weighted average exercise price per share of $3.15. During the quarter ended December 31, 2007, no options were exercised and 7,500 options expired.

The Compensation Committee believes that option grants provide significant performance incentives and supports the adoption of the proposed 2008 Option Plan.  We believe that long-term equity-based compensation is an important element of our overall compensation program because it helps focus our executives on our long-term financial goals and operational performance and also aligns the interests of our executives with those of our shareholders. The potential financial value offered through such options, along with the typical vesting period, is also an important retention tool.

Perquisites and Other Benefits. Other benefits are provided to the NEOs include basic group health care coverage (the Company pays 80% of the NEO’s prorated premium for group medical insurance exclusive of spousal and dependent coverage), life insurance (the Company pays the premium for $50,000 of term life insurance per salaried employee in a group plan), paid vacations and 401(k) plan employer contributions (the Company matches employee contributions up to 3% of their annual compensation plus 50% of their contributions from 3 to 5% of their annual compensation, within applicable federal limits). The Compensation Committee believes that those benefits, which are detailed in the Summary Compensation Table under the heading “All Other Compensation,” are reasonable, competitive and consistent with our overall executive compensation program. In addition, for our Chief Executive Officer, we also pay for certain automobile expenses, his golf club membership dues and for a personal assistant, who primarily provides him with non-business related personal services.

Termination and Severance Benefits

The Company has entered into an employment agreement with each of the NEOs. The Company’s executive employment contracts are generally based upon a standard form of agreement with various modifications, depending on the position. Each employment agreement generally requires the executive officer to devote his or her full productive time and best efforts to the Company and to hold in confidence all trade secrets and proprietary information he or she receives from the Company. The employment agreements set forth the base salary, incentive compensation, benefits and perquisites that the executive officer is entitled to as described above. The employment agreements also set forth the benefits and rights the executive officers are entitled to upon termination of employment and upon a change-in-control of the Company. These rights are described below.

Donald W. Jewell. With respect to our Chief Executive Officer and President, Donald W. Jewell, if we elect to terminate his employment for other than “cause” (as defined in the employment agreement), or if Mr. Jewell were to terminate the agreement for cause, Mr. Jewell would be entitled to receive severance compensation equal to twelve months salary and 50% of the last annual bonus paid to him. During the time he were to receive any such severance compensation, Mr. Jewell is eligible to participate in all employee benefit plans, at our expense. If there were to be a non-negotiated change in control of Sport-Haley, Inc., and either we or Mr. Jewell terminate the agreement within sixty days of the change of control, then Mr. Jewell would be entitled to lump sum severance compensation equal to three times his annual salary and bonus payments during the preceding 12 months. In the event of termination due to a non-negotiated change in control, options previously granted to Mr. Jewell would become fully vested and exercisable on the date of termination. In the event of a termination by either party without cause, options previously granted would vest and become exercisable on a prorated basis from the date of grant to the date of termination.

Patrick W. Hurley. If we elect to terminate the executive employment agreement with Patrick W. Hurley, our Chief Financial Officer, Secretary and Treasurer, without “cause” (as defined in the agreement) or not to renew the agreement upon its expiration, or if Mr. Hurley terminates the agreement with or without cause, he is entitled to receive severance compensation equal to six months’ salary, plus 50% of the last annual bonus paid to him. During the time he were to receive any such severance compensation, Mr. Hurley is entitled to participate in all employee benefit plans, at our expense. If there were to be a non-negotiated change in control of Sport-Haley, Inc., and either we or Mr. Hurley terminate the agreement within sixty days of the change of control, then Mr. Hurley is entitled to lump sum severance compensation equal to three times his annual salary and bonus payments during the preceding 12 months. In the event of termination due to a non-negotiated change in control of Sport-Haley, Inc., options previously granted to Mr. Hurley would become fully vested and exercisable on the date of termination. In the event of a termination by either party without cause, options previously granted would vest and become exercisable on a prorated basis from the date of grant to the date of termination.

Catherine B. Blair. If we elect to terminate her executive employment agreement with Catherine B. Blair, our Vice President of Merchandising/Design, without “cause” (as defined in the agreement) or not to renew the agreement upon its expiration, or if Ms. Blair terminates the agreement with or without cause, she is entitled to receive severance compensation equal to fifteen months’ salary, plus 50% of the bonus, if any, paid to her in the preceding 12 months. During the time she were to receive any such severance compensation, Ms. Blair is entitled to participate in all employee benefit plans, at our expense. If there were to be a non-negotiated change in control of Sport-Haley, Inc., and either we or Ms. Blair terminate the agreement within sixty days of the change of control, then Ms. Blair is entitled to lump sum severance compensation equal to three times her annual salary and bonus payments during the preceding 12 months. In the event of termination due to a non-negotiated change in control of Sport-Haley, Inc., options previously granted to Ms. Blair would become fully vested and exercisable on the date of termination. In the event of a termination by either party without cause, options previously granted would vest and become exercisable on a prorated basis from the date of grant to the date of termination.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code, as amended, generally limits the deductibility of certain compensation in excess of $1,000,000 paid in any one year to either the Chief Executive

Officer or any of the other three highest paid executive officers. Qualified performance-based compensation is not subject to limit if certain requirements are met. The Compensation Committee periodically reviews and considers the deductibility of executive compensation under Section 162(m) in designing our compensation programs and arrangements. While we will continue to monitor our compensation programs in light of Section 162(m), the Compensation Committee intends to retain the flexibility necessary to provide total compensation that is consistent with our competitors and the market, our compensation philosophy and the Company’s best interests. As a result, the Compensation Committee may conclude that paying compensation at levels that are not deductible under Section 162(m) is nevertheless in the best interests of the Company and our stockholders.

Accounting for Stock-Based Compensation

Effective July 1, 2005, we adopted Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment”, which requires that we recognize as compensation expense the fair value of all stock-based awards, including stock options, granted to employees and others in exchange for services, over the requisite service period, under our stock option plan.

Equity or other Security Ownership Requirements or Guidelines

We do not require our executive officers or directors to maintain ownership of any specified amounts of our common stock. None of our NEOs own shares of our common stock. Two of our directors, directly and/or beneficially, own shares of our common stock. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” below.

Report of the Compensation Committee

The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under either of these Acts.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which precedes this report (see “Executive Compensation — Compensation Discussion and Analysis” above). Based on such review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis section be included in this proxy statement.

By the Compensation Committee of

the Board of Directors of Sport-Haley, Inc.

Mark J. Stevenson, Chairman

Ronald J. Norick

Compensation Committee Interlocks and Insider Participation

The following non-employee directors currently serve (or have served during fiscal 2007) on the Compensation Committee of the Board of Directors: Mark J. Stevenson (Chairman), Ronald J. Norick and James H. Everest. There are no interlocks of executive officers or directors of the

Company serving on the Compensation Committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors of the Company.

Summary Compensation Table

The following table sets forth compensation information regarding our named executive officers for the last three fiscal years ended June 30, 2007.

Elements of compensation for our NEOs include salary, discretionary cash bonuses, options to purchase shares of our common stock under our expired stock option plan and other perquisites and benefits. We do not have a pension plan, do not pay non-equity incentive plan based compensation and in fiscal 2007 did not offer non-qualified deferred compensation arrangements. We also did not grant stock awards in fiscal year 2007. As a result, columns related to these items have been omitted from the table below. See “Compensation Discussion and Analysis,” above.

Name And Principal Position	Year	Salary ($)	Bonus ($)		All Other Compensation ($)		Total ($)
Donald W. Jewell (1)	2007	$325,000	—		78,000	(2)	403,000
Chief Executive Officer	2006	200,000	64,000	(3)	32,000	(2)	296,000
and President	2005	198,000	—		3,000	(4)	201,000

Patrick W. Hurley	2007	121,000	—		3,000	(4)	124,000
Chief Financial Officer,	2006	110,000	12,000	(5)	2,000	(4)	124,000
Secretary and Treasurer	2005	101,000	—		1,000	(4)	102,000

Catherine B. Blair	2007	125,000	—		7,000	(4)	132,000
Vice President -	2006	111,000	3,000	(5)	2,000	(4)	116,000
Merchandising / Design	2005	106,000	—		2,000	(4)	108,000

(1)                                  Mr. Jewell has served as our Senior Vice President since February 2001, our Interim Chief Executive Officer since November 2004 and our President since April 2005. In September 2006, we appointed Mr. Jewell as our permanent Chief Executive Officer and President, and after that time he no longer served as our Senior Vice President.

(2)                                  Mr. Jewell’s Other Compensation for 2007 consisted of life insurance premiums paid by the Company, 401(k) plan contributions, medical insurance premiums, country club membership fees, automobile expenses, unreimbursed personal expenses and payments and benefits for a personal assistant ($53,000). Mr. Jewell’s Other Compensation for 2006 consisted of life insurance premiums paid by the Company, 401(k) plan contributions, medical insurance premiums, automobile expenses and payments and benefits for a personal assistant ($20,000).

(3)                                  Comprised of cash bonus of $50,000 paid in October 2005 plus transfer of title to a Company vehicle with an estimated fair value of $14,000, effective September 30, 2005.

(4)                                  Comprised of contributions by the Company to the Named Officer’s 401(k) account plus term life insurance premiums paid by the Company.

(5)                                  Comprised of cash bonus paid in October 2005.

Executive Employment Agreements

We have entered into the following executive employment agreements with our NEOs:

Donald W. Jewell. Effective February 1, 2001, we entered into an employment agreement with Donald W. Jewell to serve as our Senior Vice President. In January 2006, we and Mr. Jewell entered into an agreement, effective November 1, 2005, whereby Mr. Jewell agreed, in addition to his duties, responsibilities and benefits under his existing employment agreement, to serve as our Interim Chief Executive Officer through June 30, 2005, subject to automatic monthly extensions. In April 2005, Mr. Jewell was appointed to serve as our President. The agreement, as amended, requires that Mr. Jewell devote his full business time as our Interim Chief Executive Officer, President and Senior Vice President, at an annual salary of $200,000 and such bonuses, as awarded by our Board of Directors, and extends for a two-year term, subject to automatic one-year extensions at the end of each year. In September 2006, we appointed Mr. Jewell as our permanent Chief Executive Officer for a salary of $325,000, retroactive to July 1, 2006, and he no longer serves as our Senior Vice President. Until such time as a new employment agreement is finalized, the terms of the February 2001 agreement, as amended, will generally remain in effect. In addition, we agreed with Mr. Jewell that we would provide for a personal assistant, with benefits, for his use and personal service and to pay the membership dues for a golf club that Mr. Jewell uses primarily for business purposes. The agreement contains a non-competition provision for twelve months following termination, provided that Mr. Jewell could be released from the non-competition clause if he were terminated without cause and if he had elected to forego any severance pay. If Mr. Jewell becomes disabled during the term of the agreement, his full salary will be continued for one year from the date of disability.

Patrick W. Hurley.  Effective December 1, 2000, we entered into an employment agreement with Patrick W. Hurley. The agreement, as amended, requires that Mr. Hurley devote his full business time as our Chief Financial Officer, Secretary and Treasurer at an annual salary of $125,000 and such bonuses, as awarded by our Board of Directors, and extends for a one-year term, subject to automatic one-year extensions after each year. If Mr. Hurley becomes disabled during the term of the agreement, his full salary will be continued for one year from the date of disability.

Catherine B. Blair. On October 31, 2007, we entered into an Amended Executive Employment Agreement with Catherine B. Blair.  The agreement requires that Ms. Blair devote her full business time as our Vice President of Merchandising/Design, at an annual salary of $160,000, for the 2008 fiscal year, and $175,000 per year thereafter, and such bonuses as awarded by the Compensation Committee of the Board of Directors. The amended agreement has an initial two year term, subject to automatic one-year extensions after each year. The amended agreement contains a non-competition provision for twelve months following termination, provided Ms. Blair could be released from the non-competition clause if she were terminated without cause and if she had elected to forego any severance pay. If Ms. Blair becomes “totally disabled,” as defined in the agreement, during the term of the agreement, her full salary will be continued for one year from the date of total disability.

Outstanding Equity Awards at 2007 Fiscal Year End

The following table sets forth information regarding the outstanding equity awards to our NEOs at June 30, 2007. We have not granted any stock awards to our NEOs during 2007 and,

accordingly, we had no outstanding stock awards during 2007. Thus, the columns related to stock awards have been omitted from the following table.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Donald W. Jewell	25,000	—	3.00	08/01/11
Chief Executive Officer and President	25,000	—	3.60	02/12/12

Patrick W. Hurley	15,000	—	3.00	01/05/10
Chief Financial Officer,	20,000	—	3.00	07/02/11
Secretary and Treasurer	15,000	—	3.60	02/12/12

Catherine B. Blair	15,000	—	3.00	01/05/10
Vice President -	15,000	—	3.00	07/02/11
Merchandising/Design	20,000	—	3.60	02/12/12

Director Compensation

The following table shows certain compensation information with respect to our non-employee directors for fiscal 2007. Our only director who is an employee of the Company, Donald W. Jewell, does not receive any additional compensation for serving as a director. Each of our non-employee directors receives an annual fee of $10,000 for serving as director. The Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee were scheduled to receive additional fees of $50,000, $10,000 and $2,500 in 2007, respectively. In February 2007, effective April 1, 2007, the Chairman of the Board voluntarily requested that we reduce his additional compensation for serving in such capacity to $30,000 per year. Director fees are paid quarterly. We did not grant any stock awards or options to purchase our common stock our directors during 2007. Further, we do not have a non-equity incentive plan or pension plan for our directors, nor do our directors receive any perquisites or other benefits, other than reimbursement of travel expenses. Accordingly, columns related to these items were deleted from the following table.

Name	Fees earned or paid in cash ($)	Total ($)
Ronald J. Norick, Chairman of the Board (1)	52,500	52.500
James R. TenBrook, Audit Committee Chair (2)	20,000	20,000
Mark J. Stevenson, Compensation Committee Chair (3)	12,500	12,500
James H. Everest (4)	10,000	10,000
William O. Johnstone (5)	3,500	3,500

(1)                                  Mr. Norick received $42,500 in compensation for serving as the Chairman of the Board in addition to the $10,000 per year fee paid to all non-employee directors.

(2)                                  Mr. TenBrook received an additional $10,000 in compensation for serving as Chairman of the Audit Committee in addition to the $10,000 per year fee paid to all non-employee directors.

(3)                                  Mr. Stevenson received an additional $2,500 in compensation for serving as Chairman of the Compensation Committee in addition to the $10,000 per year fee paid to all non-employee directors.

(4)                                  Mr. Everest served as director for all of fiscal 2007 and resigned in October 2007.

(5)                                  Mr. Johnstone was elected as a director in February 2007 and, as such, received a prorated portion of the $10,000 per year fee paid to all non-employee directors from March 2007 through June 2007.

Three of our current and former non-employee directors received options to purchase our common stock prior to the expiration of our 1993 Option Plan in February 2003. As of June 30, 2007, each non-employee director had the following number of fully-vested options to purchase our common stock:

Name	Options Outstanding at June 30, 2007
Ronald J. Norick	150,000
James H. Everest	150,000
Mark J. Stevenson	75,000
James R. TenBrook	—
William O. Johnstone	—

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 8, 2008, by: (i) each person known by Sport-Haley, Inc. to own beneficially more than 5% of the outstanding common stock; (ii) each director or nominee; and, (iii) all executive officers and directors as a group. The information with respect to institutional investors is generally derived from statements filed with the Securities and Exchange Commission under Section 13(d) or 13(g) of the Securities Exchange Act. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

	Shareholdings on January 8, 2008
Name and Address (1)	Number of Shares(2)	Percent of Class (3)
Donald W. Jewell (4)	50,000	2.14%
Patrick W. Hurley (4)	50,000	2.14
Catherine B. Blair (4)	50,000	2.14
Ronald J. Norick (5)	448,117	18.41

Name and Address (1)	Number of Shares(2)	Percent of Class (3)
James H. Everest (6)	240,000	9.86
Mark J. Stevenson (4)	75,000	3.18
James R. TenBrook	0	*
William O. Johnstone	0	*
Daniel Zeff, Zeff Holding Company, LLC Zeff Capital Partners I LP and Spectrum Galaxy Fund Ltd. (7)	539,663	23.62
50 California Street, Suite 1500
San Francisco, CA 94111
Hillson Partners Limited Partnership (8)	218,293	9.55
6900 Wisconsin Avenue, Suite 501
Bethesda, Maryland 20815
Dimensional Fund Advisors Inc. (9)	210,195	9.20
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401
Tillson Growth Fund, LP,	142,700	6.25
Tilson Capital Partners, LLC and Whitney Tilson (10)
175 East 62nd Street,#11A,
New York, NY 10021
MicroCapital, LLC, Ian P. Ellis and MicroCapital Fund, LP (11)	253,327	11.09
623 Fifth Avenue, Suite 2502
New York, New York 10022
All directors and executive officers as a group (Seven persons) (12)	623,617	23.88

* Less than 1%

(1)                Except as noted above, the address for all persons listed is 4600 E. 48th Avenue, Denver, Colorado 80216.

(2)                Ownership includes both outstanding Common Stock and shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date hereof.

(3)                All percentages are calculated based on the number of outstanding shares in addition to shares which a person or group has the right to acquire within 60 days of January 8, 2008.  As of January 8, 2008, there were 2,284,490 shares of common stock outstanding.

(4)                Consists solely of shares subject to currently exercisable options or options which will become exercisable within 60 days after the date hereof.

(5)                Includes 150,000 shares subject to currently exercisable options and 298,117 shares owned of record by entities affiliated with Mr. Norick, of which shares Mr. Norick has shared voting and dispositive power.

(6)                Includes 150,000 shares subject to currently exercisable options or options which will become exercisable within 60 days after the date hereof and 50,000 shares owned by a trust for which Mr. Everest acts as trustee, of which shares Mr. Everest disclaims beneficial ownership.  Mr. Everest resigned from the Board of Directors in October 2007.  Accordingly, the shares and exercisable options beneficially owned by him are not counted in the total for all directors and officers.

(7)                Daniel Zeff is the sole manager and member of Zeff Holding Company, LLC, which serves as the general partner of Zeff Capital Partners I LP. Mr. Zeff provides discretionary investment management services to Zeff Capital Offshore Fund, a class of shares of Spectrum Galaxy Fund Ltd., a company incorporated in the British Virgin Islands.  Mr. Zeff beneficially owns 539,663 shares of common stock, comprised of 198,312 shares of  common stock held by Spectrum Galaxy Fund Ltd. and 341,351 shares of common stock held by Zeff Capital Partners I LP.  Mr. Zeff and Zeff Holding Company, LLC each disclaims, for purposes of Section 16 of the Securities Exchange Act of 1934, beneficial ownership of such securities reported, except to the extent of his/its indirect pecuniary interest therein. Each of Zeff Holding Company, LLC and Zeff Capital Partners I LP disclaims beneficial ownership over all shares held by Spectrum Galaxy Fund Ltd.

(8)                Hillson Partners Limited Partnership has sole voting power and sole dispositive power of 218,293 shares.

(9)                Dimensional Fund Advisors LP is a registered investment advisor which beneficially owns 210,195 shares.  It furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the 210,195 common shares described herein that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(10)          Tilson Growth Fund, LP, a Delaware limited partnership, Tilson Capital Partners, LLC, a Delaware limited liability company and Whitney Tilson have shared voting and dispositive power over 142,700 shares.

(11)          MicroCapital LLC is a Delaware limited liability company and a registered investment adviser, whose  Managing Member is Ian P. Ellis.  MicroCapital LLC acts as investment advisor and general partner to MicroCapital Fund, LP.  MicroCapital LLC and Ellis, the majority owner and managing member of MicroCapital Fund, LP, have the right or the power to direct the receipt of dividends from common stock, and to direct the receipt of proceeds from the sale of common stock to MicroCapital Fund, LP’s investment advisory clients.  MicroCapital Fund, LP and MicroCapital Ltd., a Cayman Islands  company, are investment advisory clients of MicroCapital Fund, LP who beneficially own shares of the Sport-Haley’s common stock and warrants to acquire shares of its common stock.

(12)          Includes 375,000 shares of Common Stock subject to options exercisable currently or within 60 days.

Performance Graph

Notwithstanding anything to the contrary set forth in any of the previous filings made by Sport-Haley under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including, but not limited to, this proxy statement, in whole or in part, the following performance graph shall not be deemed to be incorporated by reference into any such future filings.

Set forth below is a line graph prepared by Zacks Investment Research comparing the yearly percentage change in our cumulative total shareholder return (share price appreciation plus dividends) on Sport-Haley, Inc. common stock with the cumulative total return of (i) the NASDAQ US Market Index and (ii) the stocks of apparel manufacturers having Standard Industrial Classification codes from 2300 through 2341, which is deemed as a market weighted index of publicly traded peers, for the period from July 1, 2002 through June 30, 2007 (the “Measurement Period”). The graph assumes that $100 is invested on July 1, 2002, in each: our common stock; our publicly traded peers; and, the NASDAQ US Market Index. The graph also assumes that all dividends were reinvested. In May 2006, we paid a $0.25 per share dividend to our beneficial shareholders. No other dividends were paid by Sport-Haley, Inc. during the Measurement Period. Our shareholder return is calculated by dividing the difference between our share price at July 1, 2002, and each June 30 of the Measurement Period by the share price at the beginning of the Measurement Period.

	Fiscal Year Ended June 30,
	2002	2003	2004	2005	2006	2007
Sport-Haley, Inc.	100.00	109.95	134.34	79.83	129.03	108.34
Industry Peer Group Index	100.00	90.59	117.00	122.62	137.25	178.03
Nasdaq Market Index	100.00	111.45	141.31	142.87	152.12	183.63

The Board of Directors has unanimously approved and recommends that shareholders vote FOR the director nominees identified above.

II.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL 2008.

Our Audit Committee has approved the engagement of Gordon Hughes & Banks LLP, of Denver, Colorado, to act as our independent registered public accountants for fiscal 2008, subject to approval of our shareholders in this proposal for the annual meeting.

On October 19, 2006, Hein & Associates LLP, our independent registered public accountant who had examined our financial statements from July 1, 1997 through the end of fiscal 2006, declined to stand for re-election after completion of the audit for the year ended June 30, 2006.  Gordon, Hughes & Banks, LLP, as approved by our Audit Committee and ratified by our shareholders, acted as our independent registered public accountants for the fiscal year ending June 30, 2007.

Each of Hein & Associates LLP’s reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the two most recent fiscal years, and any subsequent interim period preceding Hein & Associates LLP’s declination, the Company has not had any disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Representatives of Gordon Hughes & Banks LLP are expected to be present at the annual meeting with the opportunity to make a statement, if it is their desire to do so, and will be available to respond to appropriate questions from shareholders.  Representatives of Hein & Associates LLP are not expected to be present at the annual meeting.

Audit Fees.  The aggregate fees billed by Gordon, Hughes & Banks, LLP, our independent registered public accountants, during fiscal year 2007, for the audit of our annual financial statements, the reviews of our quarterly financial statements included in Forms 10-Q for the corresponding quarterly periods or the services that are normally provided by in connection with statutory and regulatory filings or engagements for the 2007 fiscal year totaled $64,000.

The aggregate fees billed by Hein & Associates LLP, our former independent registered public accountants, during fiscal year 2007, for the audit of our annual financial statements or the services that are normally provided by in connection with statutory and regulatory filings or engagements for the 2007 fiscal year totaled $3,000.

The aggregate fees billed by Hein & Associates LLP, our former independent registered public accountants, during fiscal year 2006, for the audit of our annual financial statements, the reviews of our quarterly financial statements included in Forms 10-Q for the corresponding quarterly periods or the services that are normally provided by in connection with statutory and regulatory filings or engagements for the 2006 fiscal year totaled $119,000.

Audit-Related Fees.  The aggregate fees billed by Gordon, Hughes & Banks, LLP, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not included in the “Audit Fees” described above totaled $3,000 for fiscal year 2007.

The aggregate fees billed by Hein & Associates LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not included in the “Audit Fees” described above totaled $3,000 for fiscal year 2007.

The aggregate fees billed by Hein & Associates LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not included in the “Audit Fees” described above totaled $8,000 for fiscal year 2006.

Tax Fees.  The aggregate fees billed by Gordon, Hughes & Banks, LLP in fiscal year 2007 for professional services rendered for tax compliance, tax advice and tax planning totaled $4,000 and consisted primarily of services with respect the preparation of federal and state income tax returns.

The aggregate fees billed by Hein & Associates LLP in fiscal years 2007 and 2006 for professional services rendered for tax compliance totaled $5,000 and $7,000, respectively, and consisted primarily of services with respect the preparation of federal and state income tax returns.

All Other Fees.  The aggregate fees billed by Gordon, Hughes & Banks, LLP in fiscal year 2007 and Hein & Associates LLP in fiscal year 2006, other than for the services reported in “Audit Fees,” “Audit Related Fees” or “Tax Fees” described above, totaled $0 and $0, respectively.

Audit Committee Approval Procedures. Sport-Haley’s independent auditor reports to, and is engaged at the direction of, the Audit Committee, with annual approval by the shareholders. Effective May 2003, the Audit Committee implemented procedures for the pre-approval of audit and non-audit services performed by the Company’s independent auditors. The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to assure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation.  The Audit Committee approved all of the services performed by Gordon Hughes & Banks LLP in fiscal 2007 and by Hein & Associates, LLP during fiscal 2006.

The Audit Committee considers the services provided by Gordon Hughes & Banks LLP to be compatible with maintaining Gordon Hughes & Banks LLP’s independence.

The Board of Directors recommends a vote FOR ratification of Gordon Hughes & Banks LLP as independent registered public accountants for the Company for fiscal year 2008.

III.

PROPOSAL TO APPROVE SPORT-HALEY, INC. 2008 STOCK OPTION PLAN

Our Board of Directors and Compensation Committee approved the adoption of a new stock option plan, entitled the “Sport-Haley, Inc. 2008 Stock Option Plan” (the “2008 Option Plan”) on January 7, 2008.  A copy of the 2008 Option Plan is attached to this proxy statement as Appendix B.  The 2008 Option Plan will become effective only upon approval of our shareholders pursuant to this proposal for the annual meeting.

Our 1993 Option Plan expired in February 2003.  Thus, we have been unable to grant new stock options to employees, directors or consultants since that time.  However, our Board and Compensation Committee believe that a new option plan is warranted.  Our Board of Directors and Compensation Committee believe that the proposed 2008 Option Plan will be helpful to the Company in providing appropriate incentives to employees and executive officers of the Company and to non-employee directors.  In addition, the Board of Directors and Compensation Committee believe that granting options to plan participants can not only motivate the performance of participants, but also help us retain qualified employees and directors.  In that way, we expect the granting of stock options will better align the interests of plan participants with the interests of our shareholders.

Summary of the 2008 Option Plan.

The following is a summary of the principal terms and conditions of the 2008 Option Plan.  However, shareholders should read the entire Plan, which is attached as Appendix B.  Capitalized terms herein are defined in Section 1, or throughout, the 2008 Option Plan.

Types of Awards Under the Plan.  The 2008 Stock Option Plan provides for the granting of Incentive Stock Options, meeting the requirements of 422 of the Internal Revenue Code (the “Code”), Non-Qualified Stock Options, which do not qualify as Incentive Stock Options, and Stock Appreciation Rights (“SARs”) (together, an “Award”).  An SAR is an Award entitling the recipient to receive shares of Common Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

Administration.  The 2008 Option Plan is to be administered by the Compensation Committee.  Among other things, the 2008 Option Plan authorizes the Compensation Committee to:

•                                          construe and interpret the terms and conditions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

•                                          promulgate, amend and rescind rules relating to the implementation of the Plan;

•                                          make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Directors, Consultants and other key persons who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, and the designation of Awards as Incentive Stock Options or Non-Qualified Stock Options;

•                                          accelerate at any time the exercisability or vesting of all or any portion of any Award (subject to rules upon termination and except if the acceleration or waiver would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code);

•                                          determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

•                                          subject to the provisions of Sections 7. c. i. and 8. b. and e., extend at any time the period in which Stock Options may be exercised;

•                                          determine the disposition of Awards in the event of a Participant’s  divorce or dissolution of marriage; and

•                                          approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

Eligible Participants.  Participants under the Plan must be such full or part-time officers and other Employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.  Only employees may receive Incentive Stock Options.  Employees, non-employee directors and consultants may receive Non-Qualified Stock Options or SARs.

Shares Available for Awards.   The Board of Directors has authorized the issuance of 300,000 shares of Common Stock to underlie the granting of Incentive Stock Options under the Plan and 300,000 shares of Common Stock to underlie the granting of Non-Qualified Stock Options and SARs under the Plan.  The 2008 Option Plan grants the Compensation Committee the discretion to make certain appropriate or proportionate adjustments in the event that the number of outstanding shares of the Company’s Stock increases or decreases because of a reorganization, recapitalization, stock dividend, stock split, reverse stock split or the like, or if, because of a merger, consolidation or sale of all or substantially all of the Company’s assets, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity.  The Compensation Committee in these events is authorized to adjust the number of options or SARs that granted to any one grantee, the number and kind of shares or other securities subject to any outstanding Awards and the price for each share subject to outstanding awards, without changing the aggregate exercise price.  The 2008 Option Plan also provides that in the event of a Change of Control, as defined, the Board of Directors or the Compensation Committee may accelerate vesting and the time at which all options outstanding may be exercised in full for a limited time (after which time the options and Awards would terminate), or for the remaining term.  Also, in the event of a Change of Control, the Board of Directors may require all of the Plan Participants to deliver and transfer their options and other Awards to the Company in exchange for a payment in cash of an amount equal to the “cash value” of such Award, as defined in the Plan.

Term of the Plan.  The Plan will become effective upon approval of the Plan by the Company’s stockholders on February 21, 2008 and shall continue in effect until February 21, 2018.

Non-Qualified Stock Options.  Non-Qualified Stock Options shall be granted and have a term of not more than ten years from the date of grant.  The exercise price must be not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant.  Non-Qualified Stock Options can be exercised by the grantee paying to the Company the full exercise price in cash, or through a cashless exercise procedure, where the Company delivers the shares underlying the option to a broker for sale on behalf of the grantee, and from the proceeds of such sale, the full amount of the exercise price and any withholding tax is paid to the Company and the remainder paid to the grantee.

Incentive Stock Options.  Incentive Stock Options may only be granted to Employees and must otherwise meet the requirements of §422 of the Code.  Incentive Stock Options can be granted for a term not exceeding ten years, except for Ten Percent Owners of our Common Stock, for whom the maximum option term is five years.  Incentive Stock Options are granted with an exercise price of not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant.  However, for Ten Percent Owners, the exercise price must be 110% of the Fair Market Value of the underlying Stock on the date of grant.  Further, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.  Incentive Stock Options may also be exercised by the grantee by payment of the exercise price in cash or through a cashless exercise procedure.

SARs.  SARs must provide for an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant.  They may be granted independently of the grant of any stock options under the Plan.  SARs are subject to such terms and conditions as shall be determined by the Compensation Committee in its discretion.

Exercise of Stock Options Upon Termination of Employment or Services.  The 2008 Option Plan provides for certain deadlines before which stock options granted under the Plan must be exercised by the participant upon termination of employment or cessation of a service relationship.  Generally, the exercise periods are as follows:

•                                          if on account of death, within twelve months;

•                                          if on account of retirement, within three months;

•                                          in on account of resignation, within one month;

•                                          if for Cause (as defined in the Plan or the Participant’s employment agreement), no unexercised option shall be exercisable after termination;

•                                          if for any other reason, within three months of termination.

Amendments to the Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require stockholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s stockholders.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

Proposed Grants Under the 2008 Option Plan.  The Compensation Committee has made no determinations concerning who should receive grants of options or other Awards under the Plan, and the amounts of such grants, if the Plan is approved by the shareholders at the annual meeting.

Summary of Federal Income Tax Consequences of the Issuance and Exercise of Stock Options.

The following is a summary of the U.S. federal income tax consequences of the 2008 Option Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service.  Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan.  Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan.  This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options.  A participant will not recognize any income at the time the participant is granted a non-qualified stock option.  On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.  The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised.  We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options.  A participant will not recognize any income at the time the participant is granted an incentive stock option.  If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise.  When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss.  No deduction will be allowed to us for federal income tax purposes.  If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Section 409A.  Section 409A of the Code provides certain new requirements for non-qualified deferred compensation arrangements.  We intend that all Awards that are subject to Section 409A will satisfy the requirements of Section 409A.  However, if an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received.  Also, if an Award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Market Information.  The closing market price of our Common Stock on the Nasdaq Global Market on January 9, 2008 was $2.08.

Registration of Common Stock Underlying the 2008 Option Plan.

The 600,000 shares of Common Stock that have been reserved for the 2008 Option Plan have not been registered under the Securities Act of 1933.  However, we contemplate registering such shares at approximately the time the first grants of options or other Awards are made under the Plan.

The Board of Directors recommends a vote FOR approval of the Sport-Haley, Inc. 2008 Stock Option Plan.

SPORT-HALEY, INC.	Appendix A

Annual Meeting of Shareholders to be held on February 21, 2008

This proxy is solicited by the Board of Directors of Sport-Haley, Inc.

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Sport-Haley, Inc. (the “Company”) hereby constitutes and appoints Ronald J. Norick, as attorney and proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 21, 2008 and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated January 18, 2008, receipt of which is acknowledged.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 1, 2 AND 3.

1.                                      To consider and act upon a proposal to elect Messrs. Mark J. Stevenson, Ronald J. Norick, James R. TenBrook, Donald W. Jewell and William O. Johnstone, as directors to hold office for one-year terms or until their successors are elected and qualified.

☐                                    FOR ELECTION OF ALL NOMINEES (Except as shown below)

☐                                    WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

Instructions: To withhold authority to vote for any individual nominee, strike through the nominee’s name below:

Mark J. Stevenson                                          James R. TenBrook

Ronald J. Norick                                                   Donald W. Jewell

William O. Johnstone

2.                                      To ratify the appointment of Gordon Hughes & Banks LLP as independent registered public accountants of the Company for fiscal year 2008.

☐                                    FOR RATIFICATION

☐                                    AGAINST RATIFICATION

☐                                    ABSTAIN

3.                                      To approve the Sport-Haley, Inc. 2008 Stock Option Plan .

☐                                    FOR APPROVAL

☐                                    AGAINST APPROVAL

☐                                    ABSTAIN

4.                                      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

☐                                    AUTHORIZED TO VOTE

☐                                    ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).  IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND THE PROXY HOLDER WILL VOTE ON ANY PROPOSAL UNDER ITEM 4 IN HIS DISCRETION AND IN HIS BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  If this Proxy is not dated, the Proxy will be deemed to bear the date the form was mailed to the shareholder.

Dated:
Signature

Dated:
Signature if held jointly

Appendix B

SPORT-HALEY, INC.

2008 STOCK OPTION PLAN

1.                                       Purpose.  The purpose of this 2008 Stock Option Plan (the “Plan”) of Sport-Haley, Inc., a Colorado corporation (the “Company”), is to advance the interests of the Company and the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.                                       Definitions.

a.                                       “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

b.                                      “Award” means any form of stock option granted or other award granted under the Plan, including Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights (“SAR”).

c.                                       “Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

d.                                      “Board “ means the Board of Directors of the Company.

e.                                       “Change of Control” shall be deemed to have occurred upon any of the following events:

i.                                          any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

ii.                                       the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

iii.                                    the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

iv.                                   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

v.                                      individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of change in

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control under Section 409A of the Code as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Change in Control as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

f.                                         “Cause” means as defined in an Employee’s employment agreement, or if none, then cause means willful misconduct by the grantee or willful failure by the grantee to perform his or her responsibilities to the Company (including, without limitation, breach by the grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the grantee and the Company), as determined by the Company, which determination shall be conclusive.

g.                                      “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

h.                                      “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 3 hereof, and shall be composed of only Non-Employee Directors.  The members of the Committee shall also meet the “independence” requirements of the Nasdaq Stock Market, Inc. or such other “independence” definition applicable to the Company’s reports to the Securities and Exchange Commission.  The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee.  The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.  If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

i.                                          “Common Stock” means Common Stock of the Company, no par value per share.

j.                                          “Company” means Sport-Haley, Inc.

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k.                                       “Consultant” means any individual who renders services directly to the Company or to the Company’s customers, any individual defined and designated from time to time by the Committee as a Consultant, or any individual from a group of individuals defined and designated from time to time by the Committee.

l.                                          “Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

m.                                    “Director” means a member of the Board.

n.                                      “Disability” means an inability to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent.  A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties.  Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.  Solely with respect to any Award that is subject to Section 409A of the Code, this definition is intended to comply with the definition of disability under Section 409A of the Code, as amended, and, to the extent that the above definition does not so comply, such definition shall be void and of no effect and, to the extent required to ensure that this definition complies with the requirements of Section 409A of the Code, the definition of such term set forth in regulations or other regulatory guidance issued under Section 409A of the Code by the appropriate governmental authority is hereby incorporated by reference into and shall form part of this Plan as fully as if set forth herein verbatim and the Plan shall be operated in accordance with the above definition of Disability as modified to the extent necessary to ensure that the above definition complies with the definition prescribed in such regulations or other regulatory guidance insofar as the definition relates to any Award that is subject to Section 409A of the Code.

o.                                      “Effective Date” means the date that the Plan is approved by the shareholders of the Company.

p.                                      “Employee” means any employee of the Company or a Subsidiary, including any Subsidiary that become such after the Effective Date.

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q.                                      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

r.                                         “Fair Market Value” means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the National Association of Securities Dealers Automated Quotation System (“Nasdaq”) Global Market, Capital Market, or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of Nasdaq or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

s.                                       “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

t.                                         “Non-Employee Director” means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

u.                                      “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

v.                                      “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Sections 7 and 8.

w.                                    “Participant” means any individual to whom an Award is granted under the Plan.

x.                                        “Plan” means this Plan, which shall be known as the “Sport-Haley, Inc. 2008 Stock Option Plan.”

y.                                      “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule.

z.                                        “SAR” or “Stock Appreciation Right” means an Award granted as a Stock Appreciation Right under the Plan.  An SAR is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to

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which the Stock Appreciation Right shall have been exercised.

aa.                                 “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

bb.                               “Stock” means the Common Stock, no par value per share, of the Company, subject to adjustments pursuant to Section 5.

cc.                                 “Subsidiary” means any corporation or other entity (other than the Company) in (i) which the Company has at least a 50 percent interest, either directly or indirectly or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

dd.                               “Ten Percent Owner” means an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation.

3.                                       Administration.

a.                                       The Plan shall be administered by the Committee.  The Committee shall have the authority to:

i.                                          construe and interpret the terms and conditions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

ii.                                       promulgate, amend and rescind rules relating to the implementation of the Plan;

iii.                                    make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Directors, Consultants and other key persons who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, and the designation of Awards as Incentive Stock Options or Non-Qualified Stock Options;

iv.                                   accelerate at any time the exercisability or vesting of all or any portion of any Award; provided, however, subject to Section 11, the Committee shall not have any discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code;

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v.                                      determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

vi.                                   subject to the provisions of Sections 7. c. i. and 8. b. and e., extend at any time the period in which Stock Options may be exercised;

vii.                                determine the disposition of Awards in the event of a Participant’s  divorce or dissolution of marriage;

viii.                             determine whether Awards will be granted alone or in combination or in  tandem with other Awards; and

ix.                                     determine whether cash will be paid or Awards will be granted in  replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

x.                                        approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

b.                                      Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Agreement; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons subject to the reporting or other provisions of Section 16 of the Exchange Act, or a Covered Employee.  Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

c.                                       The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

4.                                       Eligibility.  Participants under the Plan will be such full or part-time officers and other

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Employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

a.                                       Any Employee is eligible to become a Participant in the Plan.  An Employee may receive Non-Qualified Stock Options or Incentive Stock Options.  Incentive Stock Options may only be granted to Employees of the Company or its parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treasury Regulation Section 1.421-1(i)(1).  No Incentive Stock Option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

b.                                      Directors who are not Employees of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options.

c.                                       Consultants who are not Employees or Directors of the Company are eligible to receive Non-Qualified Stock Options.

5.                                       Shares Available.  Subject to Section 5. a. and 5. b. of the Plan, the maximum number of shares of Common Stock available for Award grants shall be 600,000 (which comprises 300,000 shares of Common Stock for Non-Qualified Stock Options and SARs and 300,000 shares of Common Stock for Incentive Stock Options).  Shares of Common Stock subject to an unexercised and expired or terminated Award shall be available for an Award subsequently granted in accordance with the Plan.

a.                                       Changes in Stock. Subject to Section 5. b. hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the number of Stock Options or SARs that can be granted to any one individual grantee, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options and SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and SARs) as to which such

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Stock Options and SARs remain exercisable.  The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Committee shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

b.                                      Change in Control.  Unless otherwise provided in the Award, in the event of a Change in Control:

i.                                          the Board or the Committee may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or Committee may accelerate vesting and the time at which Options may be exercised so that those types of Awards may be exercised in full for their then remaining term.

Notwithstanding the above provisions of this Section 5. b., the Board or the Committee shall not be required to take any action described in the preceding provisions of this Section 5. b., and any decision made by the Board or the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 5. b. shall be final, binding and conclusive with respect to the Company and all other interested persons.

ii.                                       Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Awards.  Such right shall be exercised by written notice to all Participants.  For purposes of this Section 5. b. ii., the cash value of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option and (ii) in the case of any Award that is an Option, the excess of the “market value” (defined below) per share over the option price, multiplied by the number of shares subject to such Award.  For

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purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control.  The amount payable to each Participant by the Company pursuant to this Section 5. b. ii. shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

c.                                       Substitute Awards.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board or the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof.  Substitute Awards may be granted on such terms as the Board or the Committee deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.  Substitute Awards shall not count against the overall share limit set forth in Section 5, except as may be required by reason of Section 422 and related provisions of the Code.

6.                                       Term.  The Plan will become effective upon approval of the Plan by the Company’s stockholders on February 21, 2008 and shall continue in effect until February 21, 2018.

7.                                       Non-Qualified Stock Options.

a.                                       Non-Qualified Stock Options may be granted to Employees, Non-Employee Directors and key persons (including Consultants and prospective employees).

b.                                      Exercise Price.  The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of such Non-Qualified Option.

c.                                       Terms and Conditions of Non-Qualified Options.  Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the Plan as the Committee shall deem desirable:

i.                                          Option Term and Conditions and Limitations on Exercise.  The term of each Non-Qualified Stock Option shall be fixed by the Committee.  However, no Non-Qualified Option shall be exercisable more than ten years after the Stock Option is granted.

(1)                                  Non-Qualified Stock Options granted to Non-Employee Directors

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or Employees subject to the reporting requirements of Section 16 of the Exchange Act shall be exercisable beginning six months after date of grant.

(2)                                  Non-Qualified Stock Options granted to Consultants and other key persons shall be exercisable beginning 12 months after the date of grant.

ii.                                       Manner of Exercise.  In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes.  The payment of the exercise price for each Non-Qualified Option shall either be (x) in cash or by certified check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes or (z) by any other means set forth in the Grantee’s Award Agreement that is consistent with applicable laws, regulations or rules.

iii.                                    Proceeds.  The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under the Plan will be used for general corporate purposes.

iv.                                   Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian).  Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt.

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With respect to a specific Non-Qualified Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee.  Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 7. c. iv. may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.

v.                                      Adjustment of Non-Qualified Options.  In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, Change of Control, or the like, the Board or the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Sections 5. a. and 5. b.

d.                                      Option Repricing.   Only with concurrent shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

8.                                       Incentive Stock Options.  The terms specified in this Section 8 shall be applicable to all Incentive Stock Options.  Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Section 8.

a.                                       Incentive Stock Options may be issued only to Employees as set forth in Section 4. a.  Incentive Stock Options must be issued under the Plan within ten years from the Effective Date of the Plan.

b.                                      Term.  Subject to Section 8. e., the term of each Incentive Stock Option shall be fixed by the Committee.  However, no Incentive Stock Option shall be exercisable more than ten years after the Stock Option is granted.

c.                                       Exercise Price.  Subject to Section 8. c., the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

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i.                                          Manner of Exercise.  Incentive Stock Options may be exercised by the grantee by payment of the aggregate exercise price to the Company, plus applicable tax withholding, in cash, or through the cashless exercise procedure, in the same manner as provided for Non-Qualified Stock Options in Section 7. c. ii.

d.                                      Limitations on Exercise.  No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

e.                                       Ten Percent Owner.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.  In addition, the Option term shall not exceed five (5) years measured from the date of grant.  For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

f.                                         Incentive Stock Options Not Transferable.  No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his or her guardian).

g.                                      Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

h.                                      Compliance with Code Section 422.  All Options that are intended to be Incentive Stock Options described in Code Section 422 shall be designated as such in the Award Agreement and in all respects shall be issued in compliance with Code Section 422.

9.                                       Stock Appreciation Rights.

a.                                       Exercise Price of SARs. The exercise price of an SAR shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

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b.                                      Grant and Exercise of SARs.  SARs may be granted by the Committee independently of any Stock Option granted pursuant to Sections 7 and 8 of the Plan.

c.                                       Terms and Conditions of SARs.  SARs shall be subject to such terms and conditions as shall be determined from time to time by the Committee.

d.                                      Duration of SARs.  Each SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable SAR agreement.

e.                                       Exercise of SARs.  SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Committee, together with any other documents required by the Committee.

10.                                 Deferral of Awards.  Except as provided in Section 10. a., at the discretion of the Committee, payment of an Award or any portion thereof may be deferred until a time established by the Committee.  Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations.  Deferrals shall be initiated by the delivery of a written, irrevocable election by the Participant to the Committee or its nominee.  Such election shall be made prior to the date specified by the Committee.

a.                                       Section 409A Compliance.  To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.  The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Committee concerning such an Award.

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11.                                 Exercise of Stock Options upon Termination of Employment or Services.  Options granted to Participants other than Consultants shall be exercisable upon the Participant’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries within the following periods only.  The definition of termination of employment (or cessation of service relationship) applicable to Consultants shall be defined and determined by the Committee in its sole discretion.  Subject to Section 16. a.  and subject to Section 10. a., stock options granted to Participants other than Consultants may permit the exercise of options upon the Participant’s termination of employment (or cessation of service relationship) within the following periods, or such shorter periods as determined by the Committee at the time of grant, or with respect to an Employee, as specified in the Employee’s employment agreement, if applicable:

a.                                       If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution.

b.                                      If on account of retirement (as defined from time to time by Company policy or in the Participant’s employment agreement, if applicable), stock options may be exercised within three (3) months of such termination.

c.                                       If on account of resignation, options may be exercised within one (1) month of such termination.

d.                                      If for Cause (as defined in the Employee’s employment agreement, or if none, as defined in Section 2), no unexercised option shall be exercisable to any extent after termination.

e.                                       If on account of Disability or leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve subsequent to the time of grant, a Participant shall not be deemed during the period of any such absence alone to  have terminated his service, except as the Committee may otherwise expressly provide.

f.                                         If for any reason other than death, retirement, resignation, Cause, or Disability, options may be exercised within three (3) months of such termination.

12.                                 Transferability of Awards.

a.                                       Transferability.  Transfers of Non-Qualified Stock Options and Incentive Stock Options are restricted as provided in Sections 7. c. iv. and 8. f., respectively.  With respect to other Awards, except as provided in Section 12. b. below, during a

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Grantee’s lifetime, his or her Awards shall be exercisable only by the Grantee, or by the Grantee’s legal representative or guardian in the event of the Grantee’s incapacity.  With respect to all Awards, no Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution.  In addition, no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

b.                                      Committee Action.  Notwithstanding Section 12. a., the Committee, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the Grantee (who is an Employee or Non-Employee Director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

c.                                       Designation of Beneficiary.  Each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death.  Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee.  If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.

13.                                 Tax Withholding.

a.                                       Payment by Grantee.  Each Grantee shall, no later than the date as of which the value of an Award or other amounts received thereunder first becomes includable in the gross income of the Grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

b.                                      Payment in Stock.  Subject to approval by the Committee, a Grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market

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Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

14.                                 Amendments to the Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require stockholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s stockholders.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 14 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

15.                                 General Provisions.

a.                                       Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

b.                                      The Committee may require each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof.  The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

c.                                       All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any

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applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

d.                                      No provision in the Plan or any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or Parent or Subsidiary or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payment to any individual at any time, or to terminate any employment or other relationship between any individual and the Company.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or positions of the Participant, so long as such Participant continues to be a Director, officer, Employee, consultant, or other eligible key person of the Company or Parent or Subsidiary.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amount in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

e.                                       The adoption of the Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.  There is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.

f.                                         No Participant shall have any rights as a shareholder of the Corporation until he or she acquires an unconditional right under an Award to have shares of Stock issued to him or her.

g.                                      Option exercises and sales of Stock underlying options, and other Awards under the Plan, shall be subject to the Company’s insider trading policies and procedures as in effect from time to time.

h.                                      In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

i.                                          If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as

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necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

j.                                          Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

16.                                 Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

a.                                       With respect to Participants who are subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of any stock option, SAR or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

17.                                 Indemnification.  Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

18.                                 Governing Law.  The Plan and all determinations made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflict of laws principles thereof.

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